Exhibit (h)(xvii)

Second Amendment to the ISDA Master Agreement between the Trust and CF Secured LLC, dated May 11, 2026

Filed herewith.

AMENDMENT TO THE ISDA MASTER AGREEMENT

Dated as of May 11, 2026

This Amendment (this “Amendment”) to the ISDA 2002 Master Agreement, dated November 25, 2025, by and between CF Secured, LLC (“Party A”) and Corgi ETF Trust I, a series trust organized under the laws of the State of Delaware, on behalf of each of its series listed in Appendix A to the Schedule, severally but not jointly (each a “Party B”), severally but not jointly (such agreement, as amended, restated, supplemented or otherwise modified to date, the “Agreement”), is effective as of May 11, 2026 (the “Effective Date”).

WHEREAS, Party A and Party B wish to amend the Agreement as described herein.

NOW THEREFORE, the parties hereto, intending to be bound legally, hereby agree as follows, effective as of the Effective Date: 1. Amendment of Appendix A, Appendix A of the Agreement is hereby deleted and replaced with a new Appendix A attached hereto. Each entity listed on the attached Appendix A as of the date hereof, is each a “Party B” under the Agreement. 2. Amendment of the Agreement. Part 1 Paragraph (7)(a) of the Schedule to the Agreement is hereby amended by adding the following at the end thereof: (xii) At any time on any Local Business Day, Party B is in excess of any Trading Limit set by Party A in Party A’s sole discretion. “Trading Limit” shall mean any limit in any form set by Party A in its sole discretion and notified to Party B at any time and from time to time applicable to Party B’s Transactions in connection with this Master Agreement. The Trading Limit in effect as of the date hereof is: Party B Trading Limit The Founder-Led 2x Daily ETF USD [***] Corgi Mag 7 ETF USD [***] Corgi All World 2x Daily ETF USD [***] Corgi Brazil 2x Daily ETF USD [***] Corgi China 2x Daily ETF USD [***] Corgi Chinese Internet 2x Daily ETF USD [***] Corgi Emerging Markets 2x Daily ETF USD [***] Corgi Europe Equities 2x Daily ETF USD [***] Corgi Ex-U.S. Equities 2x Daily ETF USD [***] Corgi India 2x Daily ETF USD [***] Corgi U.S. Large-Cap 2x Daily ETF USD [***] Corgi U.S. Mega-Cap Growth 2x Daily ETF USD [***] Corgi U.S. Mid-Cap 2x Daily ETF USD [***] Corgi U.S. Small-Cap 2x Daily ETF USD [***] Corgi South Korea 2x Daily ETF USD [***] Corgi Taiwan 2x Daily ETF USD [***] Corgi Total U.S. Market 2x Daily ETF USD [***] Corgi U.S. Biotech 2x Daily ETF USD [***] Corgi U.S. Consumer Discretionary 2x Daily ETF USD [***] Corgi U.S. Consumer Staples 2x Daily ETF USD [***] Corgi U.S. Energy 2x Daily ETF USD [***]

Corgi U.S. Financials 2x Daily ETF USD [***] Corgi U.S. Growth 2x Daily ETF USD [***] Corgi U.S. Healthcare 2x Daily ETF USD [***] Corgi U.S. Industrials 2x Daily ETF USD [***] Corgi U.S. Infrastructure 2x Daily ETF USD [***] Corgi U.S. Materials 2x Daily ETF USD [***] Corgi U.S. Micro-Cap 2x Daily ETF USD [***] Corgi U.S. Real Estate 2x Daily ETF USD [***] Corgi U.S. Regional Banks 2x Daily ETF USD [***] Corgi U.S. Semiconductors 2x Daily ETF USD [***] Corgi U.S. Technology 2x Daily ETF USD [***] Corgi U.S. Utilities 2x Daily ETF USD [***] Corgi All Commodities 2x Daily ETF USD [***] Corgi AGIX 2x Daily ETF USD [***] Corgi Aerospace & Commercial Aviation 2x Daily ETF USD [***] Corgi AI Cybersecurity 2x Daily ETF USD [***] Corgi Battery Energy Storage Systems 2x Daily ETF USD [***] Corgi Bay Area Based 2x Daily ETF USD [***] Corgi Beauty, Skincare & Aesthetics 2x Daily ETF USD [***] Corgi Coffee & Energy Drinks 2x Daily ETF USD [***] Corgi Crypto Infrastructure 2x Daily ETF USD [***] Corgi Data & Surveillance 2x Daily ETF USD [***] Corgi Genomics & Precision Medicine 2x Daily ETF USD [***] Corgi High Voltage Grid Equipment 2x Daily ETF USD [***] Corgi Lifestyle Brands 2x Daily ETF USD [***] Corgi Longevity Consumer 2x Daily ETF USD [***] Corgi Natural Gas Power & Turbines 2x Daily ETF USD [***] Corgi NYC Based 2x Daily ETF USD [***] Corgi Ports, Rail & Freight 2x Daily ETF USD [***] Corgi Quantum Computing 2x Daily ETF USD [***] Corgi Robots & Humanoids 2x Daily ETF USD [***] Corgi Shipping & Global Logistics 2x Daily ETF USD [***] Corgi Sports Betting & Gambling 2x Daily ETF USD [***] Corgi Travel & Leisure 2x Daily ETF USD [***] Corgi U.S. War Machine 2x Daily ETF USD [***] Corgi Buy Now Pay Later 2x Daily ETF USD [***] Corgi Space & Satellite Communications 2x Daily ETF USD [***] Corgi Mag 7 2x Daily ETF USD [***] Corgi IP Licensing & Royalties 2x Daily ETF USD [***] Corgi Drones & Urban Air Mobility 2x Daily ETF USD [***] Corgi Lithography & Semiconductor Photonics 2x Daily ETF USD [***] Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF USD [***] For purposes of the foregoing Additional Termination Event, Party B shall be the sole Affected Party, and the portion of the Transactions in excess of the Trading Limit shall be Affected Transactions.

2. Representations. Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment. 3. Miscellaneous. (a) Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings specified for such terms in the Agreement. (b) Entire Agreement. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto. This Amendment supersedes and replaces in its entirety all previous amendments to the Agreement (other than terms set forth in Confirmations of Transactions thereunder unless explicitly provided otherwise herein). (c) Agreement Continuation. All terms and provisions of the Agreement not expressly amended hereby, either expressly or by necessary implication, shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail. (d) Counterparts. This Agreement may be executed in several counterparts, each of which will be an original, and all such counterparts taken together will constitute one and the same agreement. Counterparts may be executed in either original or electronic form in conformity with the U.S. federal ESIGN Act of 2000 (e.g., DocuSign), which shall be accepted as if they were original execution signatures. The parties further agree that an electronic signature on any contract, certificate or other document delivered to the other party shall constitute a true and original signature of the party delivering the electronic signature. Upon execution and delivery of this document, the CSA shall be modified and amended in accordance with the terms herein and shall continue in full force and effect. (e) Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment. (f) Governing Law. This Amendment and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the state of New York.

[Signature Page to Follow]

IN WITNESS WHEREOF the parties have executed this Amendment with effect from the date specified on the first page of this Amendment.

CF SECURED, LLC

By: /s/ Pascal Bandelier

Name: Pascal Bandelier

Title: Executive Managing Director

Date: 2026-05-18

CORGI ETF TRUST I, ON BEHALF OF EACH OF ITS SERIES LISTED IN

APPENDIX A HERETO, SEVERALLY

BUT NOT JOINTLY

By: /s/ Emily Yuan

Name: Emily Yuan

Title: President

Date: 05/18/2026

[Signature page of Amendment to the ISDA 2002 Master Agreement between Corgi ETF Trust I and CF Secured, LLC dated May 11, 2026]

APPENDIX A Trust Series Corgi ETF Trust I The Founder-Led 2x Daily ETF Corgi ETF Trust I Corgi Mag 7 ETF Corgi ETF Trust I Corgi All World 2x Daily ETF Corgi ETF Trust I Corgi Brazil 2x Daily ETF Corgi ETF Trust I Corgi China 2x Daily ETF Corgi ETF Trust I Corgi Chinese Internet 2x Daily ETF Corgi ETF Trust I Corgi Emerging Markets 2x Daily ETF Corgi ETF Trust I Corgi Europe Equities 2x Daily ETF Corgi ETF Trust I Corgi Ex-U.S. Equities 2x Daily ETF Corgi ETF Trust I Corgi India 2x Daily ETF Corgi ETF Trust I Corgi U.S. Large-Cap 2x Daily ETF Corgi ETF Trust I Corgi U.S. Mega-Cap Growth 2x Daily ETF Corgi ETF Trust I Corgi U.S. Mid-Cap 2x Daily ETF Corgi ETF Trust I Corgi U.S. Small-Cap 2x Daily ETF Corgi ETF Trust I Corgi South Korea 2x Daily ETF Corgi ETF Trust I Corgi Taiwan 2x Daily ETF Corgi ETF Trust I Corgi Total U.S. Market 2x Daily ETF Corgi ETF Trust I Corgi U.S. Biotech 2x Daily ETF Corgi ETF Trust I Corgi U.S. Consumer Discretionary 2x Daily ETF Corgi ETF Trust I Corgi U.S. Consumer Staples 2x Daily ETF Corgi ETF Trust I Corgi U.S. Energy 2x Daily ETF Corgi ETF Trust I Corgi U.S. Financials 2x Daily ETF Corgi ETF Trust I Corgi U.S. Growth 2x Daily ETF Corgi ETF Trust I Corgi U.S. Healthcare 2x Daily ETF Corgi ETF Trust I Corgi U.S. Industrials 2x Daily ETF Corgi ETF Trust I Corgi U.S. Infrastructure 2x Daily ETF Corgi ETF Trust I Corgi U.S. Materials 2x Daily ETF Corgi ETF Trust I Corgi U.S. Micro-Cap 2x Daily ETF Corgi ETF Trust I Corgi U.S. Real Estate 2x Daily ETF Corgi ETF Trust I Corgi U.S. Regional Banks 2x Daily ETF Corgi ETF Trust I Corgi U.S. Semiconductors 2x Daily ETF Corgi ETF Trust I Corgi U.S. Technology 2x Daily ETF Corgi ETF Trust I Corgi U.S. Utilities 2x Daily ETF Corgi ETF Trust I Corgi All Commodities 2x Daily ETF Corgi ETF Trust I Corgi AGIX 2x Daily ETF Corgi ETF Trust I Corgi Aerospace & Commercial Aviation 2x Daily ETF Corgi ETF Trust I Corgi AI Cybersecurity 2x Daily ETF Corgi ETF Trust I Corgi Battery Energy Storage Systems 2x Daily ETF Corgi ETF Trust I Corgi Bay Area Based 2x Daily ETF Corgi ETF Trust I Corgi Beauty, Skincare & Aesthetics 2x Daily ETF Corgi ETF Trust I Corgi Coffee & Energy Drinks 2x Daily ETF Corgi ETF Trust I Corgi Crypto Infrastructure 2x Daily ETF Corgi ETF Trust I Corgi Data & Surveillance 2x Daily ETF

Corgi ETF Trust I Corgi Genomics & Precision Medicine 2x Daily ETF Corgi ETF Trust I Corgi High Voltage Grid Equipment 2x Daily ETF Corgi ETF Trust I Corgi Lifestyle Brands 2x Daily ETF Corgi ETF Trust I Corgi Longevity Consumer 2x Daily ETF Corgi ETF Trust I Corgi Natural Gas Power & Turbines 2x Daily ETF Corgi ETF Trust I Corgi NYC Based 2x Daily ETF Corgi ETF Trust I Corgi Ports, Rail & Freight 2x Daily ETF Corgi ETF Trust I Corgi Quantum Computing 2x Daily ETF Corgi ETF Trust I Corgi Robots & Humanoids 2x Daily ETF Corgi ETF Trust I Corgi Shipping & Global Logistics 2x Daily ETF Corgi ETF Trust I Corgi Sports Betting & Gambling 2x Daily ETF Corgi ETF Trust I Corgi Travel & Leisure 2x Daily ETF Corgi ETF Trust I Corgi U.S. War Machine 2x Daily ETF Corgi ETF Trust I Corgi Buy Now Pay Later 2x Daily ETF Corgi ETF Trust I Corgi Space & Satellite Communications 2x Daily ETF Corgi ETF Trust I Corgi Mag 7 2x Daily ETF Corgi ETF Trust I Corgi IP Licensing & Royalties 2x Daily ETF Corgi ETF Trust I Corgi Drones & Urban Air Mobility 2x Daily ETF Corgi ETF Trust I Corgi Lithography & Semiconductor Photonics 2x Daily ETF Corgi ETF Trust I Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF